

# SilverBow Resources Corporate Presentation

February 2024

SilverBow
RESOURCES®

# Forward-Looking Statements







THE PRESENTATION MATERIAL INCLUDED herein which is not historical fact constitutes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements, opinions, forecasts, scenarios and projections relate to, among other things, the long-term objectives of SilverBow Resources, Inc. ("SilverBow" or the "Company"), anticipated benefits from the integration of the Company's recently acquired South Texas assets, estimates of future commodity prices and operating and capital costs and expenditures, services costs, impact of inflation, levels and costs of drilling activity, free cash flow and cash flows, Adjusted EBITDA, future productions and reserves, including the present value thereof, estimated liquidity, leverage ratio, availability of capital and return of capital and assumptions as to future hydrocarbon prices, operating results, internal rates of return, net asset values, drilling schedules and potential growth rates of reserves and productions, all of which are forward-looking statements. These forward-looking statements are generally accompanied by words such as "could," "believe," "anticipate," "estimate," "budgeted," "guidance," "forecast," "expect," "may," "continue," "potential," "plan," "project," "should" and similar expressions, although not all forward-looking statements, contain such identifying words. Although SilverBow believes that such forward-looking statements are reasonable, the matters addressed represent management's expectations or beliefs concerning future events, and it is possible that the results described in this presentation will not be achieved. These forward-looking statements are based on current expectations and assumptions and are subject to a number of risks and uncertainties, many of which are beyond the Company's control, which could cause actual results to differ materially from the results and long-term strategic objectives discussed in the forward-looking statements, including among other things: further actions by the members of the Organization of the Petroleum Exporting Countries, Russia and other allied producing countries with respect to oil production levels and announcements of potential changes in such levels; volatility in natural gas, oil and NGL prices; ability to obtain permits and government approvals; our borrowing capacity, future covenant compliance; cash flow and liquidity, including our ability to satisfy our short- or long-term liquidity needs; amount, nature and timing of capital expenditures; timing, cost and amount of future production of oil and natural gas; availability and cost for transportation and storage of oil and natural gas; general economic and political conditions, including inflationary pressures, interest rates, a general economic slowdown or recession, instability in financial institutions, political tensions and war; the severity and related duration of world health events, including health crises and pandemics and related disruptions and operational challenges; our ability to execute on strategic initiatives; risk management activities, including hedging strategy; counterparty and credit market risk; pending legal and environmental matters, including potential impacts on our business related to climate change and related regulations; actions by third parties, including customers, service providers and shareholders; current and future governmental regulation and taxation of the oil and natural gas industry; and other factors discussed in the Company's reports filed with the Securities and Exchange Commission ("SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2023 ("Form 10-K"), and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K.

All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements. We undertake no obligation to publicly release the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of the presentation or to reflect the occurrence of unanticipated events, except as required by law.

CAUTIONARY NOTE Regarding Potential Reserves Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) or other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. Investors are urged to consider closely the oil and gas disclosures in our Form 10-K and other reports and filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to greater risk.

THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including peer company public disclosure, independent industry publications, government publications or other published independent sources. Some data is also based on the Company's good faith estimates, which is derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity. THIS PRESENTATION references non-GAAP financial measures, such as EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Leverage Ratio, Cash General and Administrative Expenses, Free Cash Flow, Net Debt to Adjusted EBITDA, return on capital employed ("ROCE") and PV-10. SilverBow believes these metrics and performance measures are widely used by the investment community, including investors, research analysts and others, to evaluate and useful in comparing investments among upstream oil and gas companies in making investment decisions or recommendations. These measures, as presented, may have differing calculations among companies and investment professionals and may not be directly comparable to the same measures provided by others. A non-GAAP measure should not be considered in isolation or as a substitute for the related GAAP measure or any other measure of a company's financial or operating performance presented in accordance with GAAP. Please see the Appendix to this presentation for more information regarding the non-GAAP measures in this presentation. Non-GAAP measures should not be considered in isolation or as a substitute for related GAAP measures or any other measure of a Company's financial or operating performance presented in accordance with GAAP.

THIS PRESENTATION includes information regarding SilverBow's PV-10 as of 12/31/23 using SEC pricing as of 12/31/23, except as otherwise indicated. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.

SilverBow
RESOURCES®

# 4Q23 & FY23 Financial & Operating Highlights

SilverBow RESOURCES®



## Financials

| 4Q23 | FY23 |
|---|---|
| $172 MM<br>Adj. EBITDA(1) | $536 MM<br>Adj. EBITDA(1) |
| $74 MM<br>FCF(1) | $56 MM<br>FCF(1) |

## Balance Sheet

| YE23 | YE23 |
|---|---|
| $1.2 BN<br>Total Debt | $479 MM<br>Liquidity |
| $2.7 BN<br>Proved PV-10(2) | 1.56x<br>Leverage Ratio(1)(3) |

## Production

**4Q23**

72.1 MBoe/d
43% Oil/Liquids

**FY23**

59.4 MBoe/d
39% Oil/Liquids

***Generated record Adjusted EBITDA and FCF in the quarter; increased scale through closing largest acquisition to date***

## Returns

21% ROCE(1)
3-Year Average

(1) Non-GAAP measure. Refer to Appendix for definitions and reconciliations
(2) PV-10 based on SilverBow's YE23 audited reserves and SEC pricing as of 12/31/23
(3) Leverage Ratio = Total Debt / LTM Adjusted EBITDA

# Long-Term Strategy Creating Shareholder Value

SilverBow RESOURCES®

## BUILD SCALED AND DURABLE PORTFOLIO

- Eagle Ford Leader: 220,000 net acres and ~89 MBoe/d(1)
- Transformative South Texas acquisition deepened inventory to 10+ years
- Portfolio provides commodity diversification and capital flexibility

## DRIVE EFFICIENCIES & ENHANCE MARGINS

- 13% increase Y/Y in drilled feet per day
- Peer leading EBITDA margin and G&A per unit
- Proven operator driving enhanced results on acquired assets

## PROTECT BALANCE SHEET

- Exited 2023 with ~$480 million in liquidity, up >100% Y/Y
- 4th consecutive year of free cash flow generation
- Leverage target of <1.0x
- 2024 cash flow protected through attractive hedge position

## DELIVER PROFITABLE GROWTH

- Average 3-Year ROCE (2021-2023) of 21%(2)
- Significantly increased EBITDA Margin ($/Boe), FCF and production since 2020 through acquisitions and organic drilling program
- Reduced 2024 capital allocated to dry gas given volatile pricing

(1) Midpoint of full year 2024 production guidance
(2) ROCE is a non-GAAP measure. Refer to Appendix for a definition and reconciliation to comparable GAAP measure

# Scaled and Durable Portfolio Provides Flexibility

SilverBow RESOURCES®



Zavala
Frio
Atascosa
Karnes
Fayette
Gonzales
Lavaca
De Witt
Dimmit
La Salle
McMullen
Live Oak
Webb
Duval
N
A
B
C
D
E
Legend
SilverBow
Phase Windows
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas
Acreage position ~80% HBP
~220,000 Net Acres
27%
24%
33%
8%
8%

| A | B | C | D | E |
|---|---|---|---|---|
| **Western Condensate** | **Webb County Gas** | **Central Oil** | **Southern Eagle Ford** | **Eastern Extension** |
| Net Acres: 73,000 | Net Acres: 19,000 | Net Acres: 54,000 | Net Acres: 59,000 | Net Acres: 17,000 |
| WI: 72% | WI: 85% | WI: 83% | WI: 97% | WI: 100% |
| % Liquids: 67% | % Gas: 100% | % Liquids: 90% | % Liquids: 52% | % Liquids: 73% |
| Gross Locations: 400 | Gross Locations: 200 | Gross Locations: 255 | Gross Locations: 20 | Gross Locations: 145 |
| Producing Wells: 628 | Producing Wells: 175 | Producing Wells: 400 | Producing Wells: 73 | Producing Wells: 79 |
| 2024 D&C Capex: 50% | 2024 D&C Capex: 15% | 2024 D&C Capex: 10% | 2024 D&C Capex: 5% | 2024 D&C Capex: 20% |

***SBOW has assembled 10+ years of core inventory across balanced commodity mix***

Note: As of 12/31/23. Commodity mix and working interest based on remaining inventory

Note: Gross locations per management estimate, includes all reserve categories

# Achieving Scale Through Drillbit & Acquisitions

SilverBow RESOURCES®

## Production Over Time[1]


(MBoe/d)
Transactions provide platform for operational synergies
35
85 - 94
SilverBow RESOURCES
2Q21
SAN ISIDRO DEVELOPMENT COMPANY, L.C.
POST OAK ENERGY CAPITAL
TEAL
SANDPOINT RESOURCES LLC
SUNDANCE energy
Arkoma Drilling
ConocoPhillips
CHESAPEAKE ENERGY
SilverBow RESOURCES
2024E

## Scaling Through Acquisitions


Inventory
(Gross Locations)
~1,000
+150%
411
2Q21
YE23


Oil Production
(Bbls/d)
25,000
+800%
2,745
2Q21
2024E


PD PV-10
($BN)
$1.9 (3)
+180%
$0.7 (2)
2Q21
YE23

***SilverBow has delivered a step change in scale through acquisitions***

(1) Figures based on acquisition announcement. 2024E based on SilverBow production guidance
(2) SilverBow reserves and PV-10 as of 12/31/20 at YE23 SEC pricing
(3) SilverBow reserves and PV-10 as of 12/31/23 at YE23 SEC pricing

# Low-Cost Structure Drives Best-In-Class Margins

SilverBow RESOURCES®

## LTM Operating Expenses[1]



SBOW expenses >40% lower than peer average
($/Boe)
Peer Average: $15.27
$8.67
Peer I
Peer K
SBOW
Peer B
Peer D
Peer E
Peer G
Peer A
Peer F
Peer C
Peer J
Peer H
Peer L
Peer M

## LTM EBITDA Margin[2]



SBOW margin ~20% higher than peer average
72%
Peer Average: 59%
Peer A
SBOW
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H
Peer I
Peer J
Peer K
Peer L
Peer M

***SBOW has a peer-leading cost structure and margin profile***

Source: FactSet, Company filings. SBOW LTM EBITDA as of 4Q23; peers as of latest reported quarter as of 2/19/24
Peer Group (in alphabetical order) includes: CRK, BRY, BTE, CNX, CRC, CRGY, ERF, HPK, MGY, REI, REPX, SM, VTLE
(1) Operating expenses includes LOE, T&P and Production Taxes (2) EBITDA Margin is a non-GAAP measure

# Proven Operational Track Record Delivers Results

SilverBow RESOURCES®

## *Relentless focus on efficiency gains…*

*Drilled Feet Per Day*


+13%
2022
2023

*Stages Per Day*


+16%
2022
2023

*Pumping Efficiencies*


+13%
2022
2023

## *…and lowering costs*

*Well Costs*[(1)]
*($/ft)*


(3%)
2022
2023

*Completion Costs*
*($/ft)*


(5%)
2022
2023

*D&C Costs vs. Plan*
*($MM)*


(10%)
FY23 Plan
FY23 Actual

(1) Well costs include drilling, completion and facilities spend

# Committed to Debt Reduction

SilverBow RESOURCES®

**<1.0x** Leverage Target

**~75%** FY24 gas hedged at attractive prices

**$170MM** MTM value of hedge position(2)

**100%** Increase in liquidity (YE23 / YE22)

## Driving Toward Long-Term Leverage Target <1.0x



Reduced Leverage Since YE20 While Generating FCF
($MM)
2.5x
$61
4Q20
1.3x
$145
4Q21
1.4x
$166
4Q22
1.6x
$223
4Q23
$360
<1.5x
4Q24E
<1.0x
LT Target
Leverage Ratio(1)
Cum. FCF

## Debt Maturity Schedule



No Near-Term Debt Maturities
($MM)
Undrawn RBL $478
Credit Facility $722
2nd Lien $500
2023
2024
2025
2026
2027
2028

***Number one priority for FCF is debt paydown; attractive hedge position protects cash flow***

Note: Borrowing base amount reflects latest redetermination. 4Q24E based on SilverBow guidance

(1) Leverage Ratio = Total Debt / LTM Adjusted EBITDA. Refer to Appendix for definitions and reconciliations

(2) Credit facility drawn, second lien outstanding and mark-to-market ("MTM") as of 12/31/23

# Consistent, Returns-Focused Growth Strategy

## Peer Leading Profitable Growth

### Production Per Debt Adjusted Share Growth(1)

*(2022-2024E)*


22%
Peer Average 7%
Peer A
Peer G
SBOW
Peer L
Peer B
Peer D
Peer K
Peer H
Peer C
Peer E
Peer M
Peer J
Peer I
Peer F

### FCF Per Share Growth(2)

*(2022-2024E)*


137%
Peer Average (21%)
Peer C
SBOW
Peer L
Peer F
Peer J
Peer B
Peer M
Peer D
Peer E
Peer H
Peer K
Peer I
Peer A

## SBOW 2023 FCF Improvement(3)

*($/share)*

### Free Cash Flow Per Share


$0.97
+129%
$2.21
2022
2023

*($/Boe)*

### Free Cash Flow Per Boe


$1.31
+98%
$2.59
2022
2023

***SBOW's returns-focused growth strategy is driving shareholder value***

Source: FactSet, Company filings

Peer Group (in alphabetical order) includes: BRY, BTE, CNX, CRC, CRGY, CRK, ERF, HPK, MGY, REI, REPX, SM, VTLE

(1) Production per debt adjusted share growth calculated as production divided by CSO plus debt adjusted shares. 2024E production per debt adjusted share adjusted for debt paydown (incorporates 2024E FCF less dividends)

(2) Peer group FCF calculated as CFO-Capex. Peer G excluded due to negative FCF in 2022

(3) Non-GAAP measures. Refer to Appendix

# Building Value Behind Acquisitions

## Sundance Development Program


(MBoe 20:1)
Cumulative Production
~25% Uplift
0
2
4
6
8
10
12
Producing Month
SBOW
Prior Operator

- Acquired asset in 2022, across Central Oil and Western Condensate (Areas A and C slide 5)
- Achieved ~25% production uplift compared to prior operator
- In-depth subsurface understanding allows for identification of high-quality locations
- Proactive artificial lift implementation

## Teal/Conoco Development Program


(MBoe 20:1)
Cumulative Production
~60% Uplift
0
2
4
6
8
10
12
Producing Month
SBOW
Prior Operators

- Acquired assets in 2021 and 2022 across Eastern Extension (Area E slide 5)
- Achieved ~60% production uplift compared to prior operator
- Optimized targeting & well spacing with tailored completions designs
- Efficient use of existing infrastructure

***SBOW is the operator of choice in South Texas!***

Note: Average cumulative production (20:1 Mcfe to Boe) normalized to 7,500 ft

# 2024 Outlook

SilverBow RESOURCES®

## Activity

**Operated Rig Count**

**3.0 → 2.0**
*1H24* *2H24*

**TIL**

**~45**
*Net Wells*

## Production

| Total | Oil |
|---|---|
| **85.2 - 93.5** *MBoe/d* | **23.5 - 26.5** *MBbls/d* |

| Gas | NGL |
|---|---|
| **280 - 300** *MMcf/d* | **15.0 - 17.0** *MBbls/d* |

## Investment

**Capex Budget**

**$470 - $510**
*($MM)*

**D&C Capital Allocation**

~80% Oil/Liquids
~20% Gas

## Financial

**Free Cash Flow[1]**

**$125 - $150**
*($MM)*

***Reduced prior 2024 capex range by 15%***
***Focusing on high-return oil development***

(1) Non-GAAP measure

# Culture of Sustainability

SilverBow RESOURCES®

***The SBOWay – a commitment to our people and the communities in which we operate***

- ✓ *Released inaugural ESG report in 2022, SASB and GRI-aligned*
- ✓ *Released inaugural Sustainability Report in 2Q23, including expanded ESG disclosures and initiatives*
- ✓ *Continuous emphasis on improving and optimizing acquired assets aligned with SilverBow's high standards*
- ✓ *Recognized as a Top Workplace by the Houston Chronicle for the fourth year in a row!*

TOP WORK PLACES 2020 · TOP WORK PLACES 2021 · TOP WORK PLACES 2022 · TOP WORK PLACES 2023 — Houston Chronicle

SilverBow RESOURCES®

## ENVIRONMENT

*Responsibly reducing environmental footprint through sustainable operations*

- ✓ Identifying methods by which to reduce emissions, especially methane, throughout asset base
- ✓ Implementing various continuous monitoring and process improvements
- ✓ Minimizing water usage by planning design volumes and monitoring the volumes via multiple meter
- ✓ Reviewing flaring efficiencies

## SOCIAL

*Maintaining a safe and inclusive workplace and community*

- ✓ Workforce safety: 2023 TRIR of 0.21
- ✓ Supporting professional and personal development through continuing education, training and wellness programs
- ✓ Investing in local communities through job creation and "SBOW Cares" initiatives, volunteering and charitable donations
- ✓ Commitment to an inclusive work environment with diversity of skill, viewpoints, backgrounds, experience and demographics

## GOVERNANCE

*Preserving and enhancing governance practices to improve stakeholder value*

- ✓ Full Board retains responsibility for ESG oversight
- ✓ Diverse and experienced Board with expansion to nine directors; 89% independent, 33% gender diverse
- ✓ Annual compliance by all directors, officers and employees
- ✓ Executive compensation tied closely to strategic objectives, shareholder value creation and ESG program

***Our approach to ESG aligns with our strategy of delivering long-term shareholder value***

Note: SASB = Sustainable Accounting Standards Board; GRI = Global Reporting Initiative; TRIR = Total Recordable Incident Rate

# Building A Stronger SilverBow

SilverBow RESOURCES®

## SCALED & DURABLE PORTFOLIO

### Acreage

(000s)



155
220
+42%
YE20
YE23

### Locations

(Gross Locations)



446
~1,000
+124%
YE20
YE23

## CORPORATE EFFICIENCY

### EBITDA Margin(1)

($/Boe)



$13.14
$24.75
+88%
FY20
FY23

### Cash G&A(1)

($/Boe)



$1.62
$0.88
-46%
FY20
FY23

**>400%**
**3-YR TSR**

## BALANCE SHEET STRENGTH

### Leverage(1)(2)



2.5x
1.6x
-38%
YE20
YE23

### Liquidity

($MM)



$82
$479
+483%
YE20
YE23

## PROFITABLE GROWTH

### Production

(MBoe/d)



30
89
+194%
24% oil/NGL
46% oil/NGL
FY20
FY24E

### FCF(1)

($MM) ($/sh)



$61
$138
+126%
$5.10/sh
$5.41/sh
FY20
FY24E

***Strategy holds through cycles and drives differentiated shareholder value***

Note: FY24E assumes the midpoint of guidance ranges. TSR = Total Shareholder Return
(1) Non-GAAP measure. Refer to Appendix for definitions and reconciliations
(2) Leverage Ratio = Total Debt / LTM Adjusted EBITDA

# SilverBow's Value Proposition

SilverBow RESOURCES®

**Build a Scaled Durable Portfolio**

*Established operator with commodity diversification, capital flexibility and technical experience*

**Drive Efficiencies & Enhance Margins**

*Competitive cost structure with relentless focus on margins and capital efficiency*

SilverBow RESOURCES®

**Protect Balance Sheet**

*Financial discipline predicated on low leverage and ample liquidity and free cash flow generation*

**Deliver Profitable Growth**

*Maximize return on capital through ability to shift capital between oil and gas investments*

***Attractive investment opportunity with a focus on long-term shareholder value***



# Appendix

# 2024 Guidance

SilverBow RESOURCES®

| | 1Q23 | 2Q23 | 3Q23 | 4Q23 | FY23 | GUIDANCE 1Q24 | GUIDANCE FY24 |
|---|---|---|---|---|---|---|---|
| **Production Volumes:** | | | | | | | |
| Oil (MBbls/d) | 11.4 | 12.5 | 15.3 | 19.3 | 14.6 | 22.5 - 25.0 | 23.5 - 26.5 |
| Gas (MMcf/d) | 200 | 210 | 218 | 248 | 219 | 285 - 305 | 280 - 300 |
| NGL (MBbls/d) | 6.0 | 7.4 | 7.9 | 11.5 | 8.2 | 16.5 - 17.5 | 15.0 - 17.0 |
| **Total Reported Production (MBoe/d)** | **50.6** | **55.0** | **59.5** | **72.1** | **59.4** | 86.5 - 93.3 | 85.2 - 93.5 |
| *% Oil/Liquids* | *34%* | *36%* | *39%* | *43%* | *39%* | *45%* | *46%* |
| **Product Pricing:** | | | | | | | |
| Crude Oil NYMEX Differential ($/Bbl) | ($3.12) | ($3.26) | ($2.51) | ($2.12) | ($2.30) | ($5.00) - ($2.00) | NA |
| Natural Gas NYMEX Differential ($/Mcf) | ($0.50) | ($0.33) | ($0.25) | ($0.49) | ($0.40) | ($0.40) - $0.00 | NA |
| Natural Gas Liquids (% of WTI) | 30% | 25% | 26% | 27% | 27% | 30% - 34% | NA |
| **Costs & Expenses:** | | | | | | | |
| Lease Operating Expenses ($/Boe) | $4.68 | $4.00 | $4.27 | $3.83 | $4.16 | $3.80 - $4.20 | $3.70 - $4.10 |
| Transportation and Processing ($/Boe) | $2.53 | $2.35 | $2.50 | $3.32 | $2.72 | $4.40 - $4.80 | $4.60 - $5.00 |
| Production Taxes (% of Revenue) | 6.7% | 6.9% | 6.0% | 4.8% | 5.9% | 6.0% - 7.0% | 6.0% - 7.0% |
| Cash G&A ($MM) | $6.5 | $3.9 | $3.0 | $5.6 | $19.0 | $4.0 - $4.5 | $21.0 - $22.0 |
| Capital Expenditures ($MM) | $108 | $117 | $104 | $79 | $409 | NA | $470 - $510 |

***FY24 FCF guidance of $125-$150 million***

Note: Table represents as-reported figures

# Proved Reserves & PV-10 Summary

## Commentary

- YE23 SEC proved reserves totaled 446 MMBoe(1)
- Proved PV-10 (non-GAAP) of $2.7 billion(2)(3)
- 21 year reserve life at FY23 volumes
- Added 44 MMBoe from extensions and discoveries from successful drilling on oil properties and Austin Chalk
- Added 143 MMBoe from acquisitions closed in 2023

## Proved Reserves Roll-Forward



(MMBoe)
372
44
143
91
22
446
YE22 Reserves
Extensions & Discoveries
Acquisitions
Pricing & Forecast Revisions
Production
YE23 Reserves

## Proved Reserves Summary

| | Net Oil | Net Gas | Net NGL | Equivalent | PV-10 |
|---|---|---|---|---|---|
| | *(MBbls)* | *(MMcf)* | *(MBbls)* | *(MBoe)* | *($MM)* |
| **PDP** | 40,738 | 731,156 | 38,702 | 201,300 | $1,881 |
| **PDNP** | 0 | 4,919 | 0 | 820 | $2 |
| **PUD** | 54,220 | 941,864 | 32,534 | 243,730 | $790 |
| **Total Proved** | **94,958** | **1,677,939** | **71,236** | **445,850** | **$2,672** |

### By Product



16%
21%
63%
446
MMBoe
Gas
Oil
NGL

### By Category



45%
55%
446
MMBoe
PUD
PDP

***SBOW has been consistent in booking PUDs, which represent 55% of proved reserves***

(1) Reserve estimates were prepared by H.J. Gruy, the Company's external reserve auditor, at 12/31/23, using SEC guidelines
(2) Based on 2023 SEC pricing ($76.79/Bbl and $2.30/MMBtu)
(3) PV-10 is a Non-GAAP measure. Refer to Appendix for a reconciliation of PV-10 to Standardized Measure

# Capital Structure & Credit Profile

- **Revolving Credit Facility (due Oct-26)**
  - $1.2 billion borrowing base
  - $722 million outstanding(1)
  - SOFR + 2.75%-3.75%
  - 13 banks led by J.P. Morgan
  - Total Debt / LTM Adjusted EBITDA <3.0x
- **Second Lien Facility (due Dec-28)**
  - $500 million outstanding(1)
  - SOFR + 7.75% with 2% SOFR floor
  - NC-1, 103, 102, 101, par thereafter until maturity
  - Net Debt / LTM Adjusted EBITDA <3.25x
- **Common Equity**
  - "SBOW" stock symbol and listed on NYSE
  - 25.4 million shares as of 2/23/24

## Capitalization

*($MM, except per unit amounts)*

| | | |
|---|---|---|
| Share Price (2/23/24) | | $27.43 |
| Shares Outstanding (2/23/24) (MM) | | 25.4 |
| **Equity Market Capitalization** | | **$697.5** |
| Plus: Revolving Credit Facility(1) | | $722.0 |
| Plus: Second Lien(1) | | 500.0 |
| Less: Cash and Cash Equivalents(1) | | (1.0) |
| **Enterprise Value** | | **$1,918.6** |
| **Valuation Statistics** | *Metric* | *Multiple* |
| EV / LTM Adjusted EBITDA(2) | $782 | 2.5x |
| EV / Proved Reserves ($/Boe)(3) | 446 | $4.30 |
| EV / 4Q23 Production ($/Boe/d) | 72 | $26,607 |
| **Credit Statistics** | | *Multiple* |
| Total Debt / LTM Adjusted EBITDA(2) | | 1.6x |
| Total Debt / PDP Reserves ($/Mcfe)(3) | | $6.05 |
| PDP PV-10 / Total Debt(3) | | 1.5x |

***Straightforward capital structure***

Note: Borrowing base amount reflects latest redetermination
(1) Cash and debt balance as of 12/31/23
(2) LTM Adjusted EBITDA includes $245 million of LTM contributions from closed acquisitions
(3) PV-10 based on SilverBow's YE23 audited reserves and SEC pricing as of 12/31/23

# Hedging Summary

| | 1Q 2024 (3 Month) | 2Q 2024 (3 Months) | 3Q 2024 (3 Months) | 4Q 2024 (3 Months) | 1Q 2025 (3 Months) | 2Q 2025 (3 Months) | 3Q 2025 (3 Months) | 4Q 2025 (3 Months) | 1Q 2026 (3 Months) | 2Q 2026 (3 Months) | 3Q 2026 (3 Months) | 4Q 2026 (3 Months) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **NYMEX HH GAS** | | | | | | | | | | | | |
| ***Swaps*** | | | | | | | | | | | | |
| Gas (MMBtu) | 9,506,000 | 15,390,000 | 16,100,000 | 16,100,000 | 13,950,000 | 14,105,000 | 16,560,000 | 10,590,000 | 10,580,000 | 10,465,000 | 10,580,000 | 10,120,000 |
| Wt Avg Price | $4.03 | $3.60 | $3.71 | $4.04 | $4.25 | $3.72 | $3.86 | $4.15 | $4.49 | $3.56 | $3.74 | $4.14 |
| ***Collars*** | | | | | | | | | | | | |
| Gas (MMBtu) | 9,661,000 | 4,643,000 | 3,878,000 | 3,865,000 | 5,130,000 | 4,914,000 | 920,000 | 920,000 | | | | |
| Wt Avg Ceiling | $5.83 | $4.28 | $4.76 | $5.34 | $5.32 | $3.98 | $3.99 | $4.65 | | | | |
| Wt Avg Floor | $3.94 | $3.64 | $3.77 | $4.01 | $4.00 | $3.25 | $3.50 | $3.75 | | | | |
| ***Three-Way Collars*** | | | | | | | | | | | | |
| Gas (MMBtu) | 198,000 | 188,000 | | | | | | | | | | |
| Wt Avg Ceiling | $3.37 | $3.37 | | | | | | | | | | |
| Wt Avg Floor | $2.50 | $2.50 | | | | | | | | | | |
| Wt Avg Subfloor | $2.00 | $2.00 | | | | | | | | | | |
| **NYMEX WTI OIL** | | | | | | | | | | | | |
| ***Swaps*** | | | | | | | | | | | | |
| Oil (Bbls) | 1,092,000 | 1,118,550 | 1,147,620 | 1,130,100 | 756,000 | 764,400 | 772,800 | 680,800 | 472,500 | 455,000 | 432,400 | 386,150 |
| Wt Avg Price | $77.39 | $77.18 | $76.29 | $75.96 | $72.18 | $72.05 | $71.95 | $71.60 | $68.94 | $68.98 | $69.03 | $69.09 |
| ***Collars*** | | | | | | | | | | | | |
| Oil (Bbls) | 319,700 | 215,000 | 184,000 | 184,000 | 238,500 | 227,500 | | | 90,000 | 91,000 | 92,000 | |
| Wt Avg Ceiling | $71.74 | $73.57 | $75.53 | $75.35 | $74.62 | $72.22 | | | $71.50 | $71.50 | $71.50 | |
| Wt Avg Floor | $58.95 | $61.08 | $63.50 | $63.00 | $64.00 | $60.80 | | | $64.00 | $64.00 | $64.00 | |
| ***Three-Way Collars*** | | | | | | | | | | | | |
| Oil (Bbls) | 8,247 | 7,757 | | | | | | | | | | |
| Wt Avg Ceiling | $67.85 | $67.85 | | | | | | | | | | |
| Wt Avg Floor | $57.50 | $57.50 | | | | | | | | | | |
| Wt Avg Subfloor | $45.00 | $45.00 | | | | | | | | | | |
| **NGL** | | | | | | | | | | | | |
| ***Swaps*** | | | | | | | | | | | | |
| NGLs (Bbls) | 491,400 | 491,400 | 496,800 | 496,800 | 360,000 | 364,000 | 368,000 | 368,000 | | | | |
| Wt Avg Price | $25.92 | $25.92 | $25.92 | $25.92 | $23.88 | $23.88 | $23.88 | $23.88 | | | | |
| **Oil Basis** | | | | | | | | | | | | |
| ***Swaps*** | | | | | | | | | | | | |
| MEH-WTI (Bbls) | 364,000 | 364,000 | 368,000 | 368,000 | 360,000 | 364,000 | 368,000 | 368,000 | | | | |
| Wt Avg Price | $1.47 | $1.47 | $1.47 | $1.47 | $1.75 | $1.75 | $1.75 | $1.75 | | | | |
| ***Swaps*** | | | | | | | | | | | | |
| CMA Roll (Bbls) | 364,000 | 364,000 | 368,000 | 368,000 | 360,000 | 364,000 | 368,000 | 368,000 | | | | |
| Wt Avg Price | $0.69 | $0.69 | $0.69 | $0.69 | $0.43 | $0.43 | $0.43 | $0.43 | | | | |
| **Gas Basis** | | | | | | | | | | | | |
| ***Swaps*** | | | | | | | | | | | | |
| HH-HSC (MMBtu) | 16,380,000 | 16,380,000 | 16,560,000 | 16,560,000 | 7,200,000 | 7,280,000 | 7,360,000 | 7,360,000 | | | | |
| Wt Avg Price | ($0.03) | ($0.29) | ($0.25) | ($0.28) | ($0.09) | ($0.26) | ($0.23) | ($0.26) | | | | |

Note: Hedge portfolio as of 2/23/24
Note: The above analysis assumes 1 Mcf equals MMBtu

# Calculation of Adjusted EBITDA & Free Cash Flow

SilverBow RESOURCES®

| *($000s, except per unit metrics)* | 2023 | | | | |
|---|---|---|---|---|---|
| | 1Q | 2Q | 3Q | 4Q | FY |
| **Net Income / (Loss)** | **$94,492** | **$24,937** | **($4,771)** | **$183,058** | **$297,716** |
| Plus: | | | | | |
| DD&A | 43,998 | 49,853 | 53,186 | 72,080 | 219,116 |
| Accretion of ARO | 224 | 240 | 254 | 266 | 985 |
| Interest Expense | 16,745 | 18,190 | 19,811 | 25,373 | 80,119 |
| Loss / (Gain) on Commodity Derivatives, net | (92,249) | (19,993) | 54,639 | (183,706) | (241,309) |
| Realized Gain / Loss on Commodity Dertivatives, net(1) | 19,868 | 29,669 | 17,806 | 23,053 | 90,395 |
| Income Tax Expense / (Benefit) | 26,812 | 7,351 | (949) | 50,398 | 83,613 |
| Non-cash Equity Compensation | 1,124 | 1,451 | 1,467 | 1,483 | 5,526 |
| **Adjusted EBITDA** | **$111,014** | **$111,698** | **$141,443** | **$172,005** | **$536,161** |
| Plus: | | | | | |
| Cash Interest Expense & Bank Fees, Net | (16,434) | (16,906) | (18,830) | (18,683) | (70,853) |
| Capital Expenditures(2) | (108,033) | (117,428) | (104,445) | (78,685) | (408,591) |
| Current Income Tax (Expense) / Benefit | (200) | (31) | (91) | (204) | (526) |
| **Free Cash Flow** | **($13,653)** | **($22,667)** | **$18,077** | **$74,433** | **$56,191** |
| **Adjusted EBITDA** | **$111,014** | **$111,698** | **$141,443** | **$172,005** | **$536,161** |
| Plus: | | | | | |
| Pro Forma Contribution From Acquisitions | 56,455 | 55,269 | 78,527 | 55,237 | 245,488 |
| **Adjusted EBITDA for Leverage Ratio** | **$167,469** | **$166,967** | **$219,970** | **$227,242** | **$781,649** |

Note: Table represents as-reported figures

(1) Amounts relate to settled contracts covering the production months during the period

(2) Excludes proceeds/(payments) related to the divestiture/(acquisition) of oil and gas properties and equipment, outside of regular way land and leasing costs

# Calculation of Cash General & Administrative Expenses

SilverBow RESOURCES®

| ($000s, except per unit metrics) | 2023 | | | | |
|---|---|---|---|---|---|
| | 1Q | 2Q | 3Q | 4Q | FY |
| **General and administrative, net** | **$7,664** | **$5,318** | **$4,438** | **$7,100** | **$24,520** |
| Less: | | | | | |
| Non-cash Equity Compensation | (1,124) | (1,451) | (1,467) | (1,483) | (5,526) |
| **Cash general and administrative, net** | **$6,540** | **$3,867** | **$2,971** | **$5,617** | **$18,994** |
| | | | | | |
| **General and administrative, net (per Boe)** | **$1.68** | **$1.06** | **$0.81** | **$1.07** | **$1.13** |
| Less: | | | | | |
| Non-cash Equity Compensation (per Boe) | ($0.25) | ($0.29) | ($0.27) | ($0.22) | ($0.25) |
| **Cash general and administrative, net (per Boe)** | **$1.43** | **$0.77** | **$0.54** | **$0.85** | **$0.88** |

Note: Table represents as-reported figures

# Calculation of Return on Capital Employed ("ROCE")

SilverBow RESOURCES®

| *($000s, except per unit metrics)* | 2023 | 2022 | 2021 |
|---|---|---|---|
| *(Unaudited)* | FY | FY | FY |
| **Net Income / (Loss)** | **$297,716** | **$340,437** | **$86,759** |
| Plus: | | | |
| DD&A | 219,116 | 133,982 | 68,629 |
| Accretion of ARO | 985 | 534 | 306 |
| Interest Expense | 80,119 | 41,948 | 29,129 |
| Derivative (Gain) / Loss | (241,309) | 73,885 | 123,018 |
| Derivative Cash Settlements[(1)] | 90,395 | (212,416) | (73,256) |
| Income Tax Expense / (Benefit) | 83,613 | 9,600 | 6,398 |
| Non-cash Equity Compensation | 5,526 | 5,086 | 4,645 |
| **Adjusted EBITDA** | **$536,161** | **$393,056** | **$245,628** |
| Less: DD&A | (219,116) | (133,982) | (68,629) |
| **Adjusted EBIT (A)** | **$317,045** | **$259,074** | **$176,999** |
| Total Debt | $692,000 | $377,000 | $430,000 |
| Shareholder's Equity[(2)] | 791,579 | 292,532 | 446,981 |
| **Capital Employed - Beginning of Year** | **$1,483,579** | **$669,532** | **$876,981** |
| Total Debt | $1,222,000 | $692,000 | $377,000 |
| Shareholders' Equity | 1,189,328 | 791,579 | 292,532 |
| **Capital Employed - Year End** | **$2,411,328** | **$1,483,579** | **$669,532** |
| **Average Capital Employed (B)[(3)]** | **$1,947,454** | **$1,076,556** | **$773,257** |
| **Return on Capital Employed (ROCE) (A / B)** | **16%** | **24%** | **23%** |

Note: Capital Employed - Beginning of Year represents prior year's balance sheet
(1) Includes accruals for settled contracts covering commodity deliveries during the period where the actual cash settlements occur outside of the period
(2) Shareholder's Equity at Beginning of Year 2021 excludes the impact of write-down of oil and gas properties during 2020
(3) B = Average of Beginning of Year and Year-End Capital Employed

# Definition of Non-GAAP Financial Measures

**Adjusted EBITDA:** The Company presents Adjusted EBITDA attributable to common stockholders in addition to reported net income (loss) in accordance with GAAP. Adjusted EBITDA is calculated as net income (loss) plus (less) depreciation, depletion and amortization, accretion of asset retirement obligations, interest expense, net losses (gains) on commodity derivative contracts, amounts collected (paid) for commodity derivative contracts held to settlement, income tax expense (benefit); and share-based compensation expense. Adjusted EBITDA excludes certain items that SilverBow believes affect the comparability of operating results, including items that are generally non-recurring in nature or whose timing and/or amount cannot be reasonably estimated. Adjusted EBITDA is used by the Company's management and by external users of SilverBow's financial statements, such as investors, commercial banks and others, to assess the Company's operating performance as compared to that of other companies, without regard to financing methods, capital structure or historical cost basis. It is also used to assess SilverBow's ability to incur and service debt and fund capital expenditures. Adjusted EBITDA should not be considered an alternative to net income (loss), operating income (loss), cash flows provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Adjusted EBITDA is important as it is considered among the financial covenants under the Company's First Amended and Restated Senior Secured Revolving Credit Agreement with JPMorgan Chase Bank, National Association, as administrative agent, and certain lenders party thereto (as amended, the "Credit Agreement" and the borrowing facility provided thereby), a material source of liquidity for SilverBow. Please reference the Form 10-K and subsequent reports on Form 8-K for discussion of the Credit Agreement and its covenants.

**Adjusted EBITDA for Leverage Ratio**: In accordance with the Leverage Ratio calculation for the Credit Agreement, the Company makes certain adjustments to its calculation of Adjusted EBITDA. Adjusted EBITDA for Leverage Ratio is calculated as Adjusted EBITDA (defined above) plus pro forma EBITDA contributions related to closed acquisitions. The Company believes that Adjusted EBITDA for Leverage Ratio is useful to investors because it reflects the last twelve months EBITDA used by the administrative agent for the Credit Facility in the calculation of its leverage ratio covenant.

**Cash General and Administrative Expenses**: Cash G&A expenses is a non-GAAP measure calculated as net general and administrative costs less share-based compensation. The Company reports cash G&A expenses because it believes this measure is commonly used by management, analysts and investors as an indicator of cost management and operating efficiency on a comparable basis from period to period. In addition, SilverBow believes cash G&A expenses are used by analysts and others in valuation, comparison and investment recommendations of companies in the oil and gas industry to allow for analysis of G&A spend without regard to stock-based compensation which can vary substantially from company to company. Cash G&A expenses should not be considered as an alternative to, or more meaningful than, total G&A expenses. The Company has provided forward-looking Cash G&A expenses estimate; however, SilverBow is unable to provide a quantitative reconciliation of this forward-looking non-GAAP measure to the most directly comparable forward-looking GAAP measure because the items necessary to estimate such forward-looking GAAP measure are not accessible or estimable at this time without unreasonable efforts. The reconciling items in future periods could be significant.

**Free Cash Flow and Free Cash Flow per Share:** Free cash flow is calculated as EBITDA (defined above) plus (less) monetized derivative contracts, cash interest expense, capital expenditures and current income tax (expense) benefit. The Company believes that free cash flow is useful to investors and analysts because it assists in evaluating SilverBow's operating performance, and the valuation, comparison, rating and investment recommendations of companies within the oil and gas industry. Free cash flow per share is calculated by taking free cash flow divided by the number of common shares outstanding of the Company at a given date. SilverBow uses this information as one of the bases for comparing its operating performance with other companies within the oil and gas industry. Free cash flow should not be considered an alternative to net income (loss), operating income (loss), cash flows provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. The Company has provided forward-looking free cash flow and free cash flow per share estimates; however, SilverBow is unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most directly comparable forward-looking GAAP measure because the items necessary to estimate such forward-looking GAAP measure are not accessible or estimable at this time without unreasonable efforts. The reconciling items in future periods could be significant.

**Total Debt to Adjusted EBITDA (Leverage Ratio)**: Leverage Ratio is calculated as total debt, defined as long-term debt excluding unamortized discount and debt issuance costs, divided by Adjusted EBITDA (defined above) for the most recently completed 12-month period. The Company has provided a forward-looking Leverage Ratio estimate; however, SilverBow is unable to provide a quantitative reconciliation of this forward-looking non-GAAP measure to the most directly comparable forward-looking GAAP measure because the items necessary to estimate such forward-looking GAAP measure are not accessible or estimable at this time without unreasonable efforts. The reconciling items in future periods could be significant.

**PV-10:** PV-10 is a non-GAAP measure that represents the estimated future net cash flows from estimated proved reserves discounted at an annual rate of 10 percent before giving effect to income taxes. PV-10 is most comparable to the Standardized Measure which represents the discounted future net cash flows of the after-tax estimated future cash flows from estimated proved reserves discounted at an annual rate of 10 percent, determined in accordance with GAAP. The Company uses non-GAAP PV-10 value as one measure of the value of its estimated proved reserves and to compare relative values of proved reserves amount exploration and production companies without regard to income taxes. Management believes PV-10 value is a useful measure for comparison of proved reserve values among companies because, unlike standardized measure, it excludes future income taxes that often depend principally on the characteristics of the owner of the reserves rather than on the nature, location and quality of the reserves themselves. The Company has provided a PV-10 estimate; however, SilverBow is unable to provide a quantitative reconciliation of this non-GAAP measure to the most directly comparable GAAP measure because the items necessary to estimate such GAAP measure are not accessible or estimable at this time without unreasonable efforts. The reconciling items in future periods could be significant.

**Return On Capital Employed ("ROCE"):** ROCE is calculated as Adjusted EBITDA less DD&A expense, divided by the average of Capital Employed - Beginning of Year (Total Debt plus Shareholders Equity) and Capital Employed - Year-End. The Company believes ROCE presents a comparable metric across multiple business sectors and sizes and is a meaningful measure because it quantifies how well the Company generates Adjusted EBITDA relative to the capital it has employed in its business and illustrates the profitability of a business or project taking into account the capital employed. The Company uses ROCE to assist in capital resource allocation decisions and in evaluating business performance. Additionally, the Company also evaluates average ROCE over a trailing three-year period to adjust for short term (one year) fluctuations and illustrate profitability over a longer time period. Although ROCE is commonly used as a measure of capital efficiency, definitions of ROCE differ, and the Company's computation of ROCE may not be comparable to other similarly titled measures of other companies.